                                                                 EXHIBIT 3.7

CERTIFICATE OF INCORPORATION
STOCK CORPORATION
61-5 REV 10-69

                              STATE OF CONNECTICUT

                             SECRETARY OF THE STATE

VOL 938  1040

The undersigned incorporator(s) hereby from(s) a corporation under the Stock Corporation Act of the State of Connecticut.

1.   The name of the corporations EXPOCON MANAGEMENT ASSOCIATES, INC.

2. The nature of the business to be transacted, or the purposes to be promoted or carried out by the corporation are as follows:

               To transact any business and permit any purpose to which may lawfully be carried on by a Connecticut stock corporation under the laws of the State of Connecticut, and more particularly the management and market of expositions, trade shows, meetings and conventions.

3. The designation, of each class of shares, the authorized number of shares of each such class, and the par value (if any) of each are thereof, are as follows:

             500 AUTHORIZED SHARE OF COMMON STOCK - $100 PAR VALUE

4. The terms, limitations, and relative rights and preferences of each class of shares and series thereof (if any), or an express grant of authority to the board of directors pursuant to Section 33-341, 1959 Supp. Conn. G.S., are as follows:

5. The minimum amount of stated capital with which the corporation shall commence business is

ONE THOUSAND DOLLARS ($1,000.00) dollars.  (Not less than one thousand dollars.)
---------------------------------

6. (7) - Other provisions.



Dated at STAMFORD this 15TH day of MAY, 1978.

I/We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

 This certificate of incorporation must be signed by one or more incorporators.



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
----------------------------------------------------------------------------------------------------------------
NAME OF INCORPORATOR (Print or Type)  NAME OF INCORPORATOR (Print or Type)  NAME OF INCORPORATOR (Print or Type)
1.   ALFRED J. FAVATA                 2.   MARY M. FAVATA                   3.
----------------------------------------------------------------------------------------------------------------
SIGNED (Incorporator)                 SIGNED (Incorporator)                 SIGNED (Incorporator)
1.                                    2.                                    3.
----------------------------------------------------------------------------------------------------------------
NAME OF INCORPORATOR (Print or Type)  NAME OF INCORPORATOR (Print or Type)  NAME OF INCORPORATOR (Print or Type)
4.                                    5.                                    6.
----------------------------------------------------------------------------------------------------------------
SIGNED (Incorporator)                 SIGNED (Incorporator)                 SIGNED (Incorporator)
4                                     5.                                    6.
----------------------------------------------------------------------------------------------------------------

   FOR                                FRANCHISE FEE        FILING FEE       CERTIFICATION FEE      TOTAL FEES
                                      $50                  $20              $9 $50                 $129
                                    ----------------------------------------------------------------------------
  OFFICE      STATE OF CONNECTICUT    SIGNED (For the Secretary of the State)

                                    ----------------------------------------------------------------------------
   USE               FILED            CERTIFIED COPY SENT ON (Date)                                INITIALS
                                      Rec. $ 1 cc sent 10/24/78                                    gl
                                    ----------------------------------------------------------------------------
   ONLY           MAY 24, 1978        TO  J Michael Cantore, Jr.
                                      1172 Bedford St., Stamford CT 06905
               SECRETARY OF STATE
                                    ----------------------------------------------------------------------------
                BY                    CARD                                  PROOF                  PROOF

----------------------------------------------------------------------------------------------------------------
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

APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION
VOL 938        1042
TO:  THE SECRETARY OF THE STATE OF CONNECTICUT

                                                       For office use only
                                                       -------------------------
                                                       ACCOUNT NO.
                                                       -------------------------
                                                       INITIALS
                                                       -------------------------

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
--------------------------------------------------------------------------------------------------------------------
NAME OF CORPORATION

          EXOCON MANAGEMENT ASSOCIATES, INC.

--------------------------------------------------------------------------------------------------------------------
                                                            APPOINTMENT
--------------------------------------------------------------------------------------------------------------------

The above corporation appoints as its statutory agent for service one of the following:
--------------------------------------------------------------------------------------------------------------------
NAME OF NATURAL PERSON WHO IS RESIDENT OF                   BUSINESS ADDRESS
 CONNECTICUT
                                                            21 Charles Street, Westport, Connecticut 06880
Alfred J. Favata
                                                            ______________________________________________
                                                            RESIDENCE ADDRESS

                                                            Mail Coach Drive, Wilton, Connecticut 06897

--------------------------------------------------------------------------------------------------------------------
NAME OF CONNECTICUT CORPORATION                             ADDRESS OF PRINCIPAL OFFICE IN CONN.  (If none,
                                                            enter address of appointee's statutory's agent for
                                                            service.)

--------------------------------------------------------------------------------------------------------------------
NAME OF CORPORATION not Organized Under the                 ADDRESS OF PRINCIPAL OFFICE IN CONN.  (if none,
 Laws of Conn.                                              enter "Secretary of the State of Connecticut".)

--------------------------------------------------------------------------------------------------------------------
Which shares proceeds a Certificate of Authority to transact business or conduct affairs in this state
--------------------------------------------------------------------------------------------------------------------
                                                            AUTHORIZATION
--------------------------------------------------------------------------------------------------------------------
    ORIGINAL         NAME OF INCORPORATOR (Print or type)   SIGNED (Incorporator)              DATE
   APPOINTMENT       Alfred J. Favata                                                          May 15, 1978

--------------------------------------------------------------------------------------------------------------------
(MUST BE SIGNED BY   NAME OF INCORPORATOR (Print or type)   SIGNED (Incorporator)            DATE
  A MAJORITY OF      Mary M. Favata                                                          May 15, 1978
 INCORPORATORS.)
--------------------------------------------------------------------------------------------------------------------
                     NAME OF PRESIDENT VICE PRESIDENT, OR   SIGNED (President, or Vice      DATE
                     SEC                                    President, or Secretary)
--------------------------------------------------------------------------------------------------------------------
  SUBSEQUENT         NAME OF INCORPORATOR (Print or type)   SIGNED (Incorporator)           DATE
  APPOINTMENT
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                            ACCEPTANCE
--------------------------------------------------------------------------------------------------------------------
Accepted             NAME OF STATUTORY AGENT FOR SERVICE                                    SIGNED (Statutory Agent
                     (Print or Type)                                                        for service)
                     ALFRED J. FAVATA
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

 FOR                                                             FILING FEE     CERTIFICATION FEE   TOTAL FEES
                                                                 $              $                   $
                                                                 ---------------------------------------------------
OFFICE          STATE OF CONNECTICUT                             SIGNED (For the Secretary of the State)

------                                                           ---------------------------------------------------
 USE                   FILED                                     CERTIFIED COPY SENT ON (Date)  INITIALS

------                                                           ---------------------------------------------------
 ONLY              MAY 24, 1978                                  TO

                SECRETARY OF STATE
------                                                           ---------------------------------------------------
                BY                                               CARD                     PROOF              PROOF

--------------------------------------------------------------------------------------------------------------------
  497ERBD101/17.528750-1
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